EXHIBIT 10.14

July 8, 2005

Neff Corp.
Neff Rental LLC
Neff Finance Corp.

3750 N.W. 87th Avenue

Suite 400

Miami, Florida 33178

Attention:  Mark H. Irion

Re:          Management Rights

Dear Mr. Irion:

TCW/Crescent Mezzanine Partners III, L.P. (“TCW MP III”) and TCW/Crescent Mezzanine Partners III Netherlands (“TCW MP III Netherlands”) (i) own shares of  Common Stock, par value $0.01 per share, of Neff Corp., a Delaware corporation (the “Company”), subject to the terms and conditions of the Stockholders Agreement dated as of June 3, 2005 (the “Stockholders Agreement”) by and among the Company, TCW MP III, TCW MP III Netherlands, Iron Merger Partnership, New York Life Capital Partners II, L.P., DLJ Investment Partners II, L.P. and certain affiliated investors and (ii) are holders of the 13% Senior Subordinated Notes due June 3, 2013 (the “Notes”) of Neff Rental LLC (“Neff Rental”) and Neff Finance Corp. (“Finance Corp.”).

In addition to the warranties and covenants contained in the Stockholders Agreement and in the Purchase Agreement among Neff Rental, Finance Corp., the guarantors named therein and the purchasers named therein dated as of June 3, 2005 (the “Purchase Agreement”), TCW MP III, TCW MP III Netherlands and the Company confirm that each of TCW MP III and TCW MP III Netherlands have the following contractual management rights with respect to the Company and its subsidiaries.

1.             TCW MP III and TCW MP III Netherlands shall each have the right to appoint one representative to attend and fully participate in each meeting of the Board of Directors of each of the Company and Finance Corp., and in each meeting of the Board of  Managers of Neff Rental, in each case as a non-voting observer; provided, however, that both TCW MP III and TCW  MP III Netherlands agrees to appoint one individual to act as joint representative (the “Representative”) for both TCW MP III and TCW MP III Netherlands and that the Representative may be excluded from any meeting or portion thereof if the Company, Neff Rental or Finance Corp., as applicable, reasonably believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information, or in the event that the relevant Board of Directors or Board of Managers intends to discuss or vote upon any matter in which TCW MP III and TCW MP III Netherlands have a material business or financial interest (other than by reason of interest as a holder of securities of the Company, Neff Rental or Finance Corp.); provided, further, that under no circumstances shall more than one person act as Representative and attend meetings of the Board of Directors of the Company and Finance Corp and meetings of the Board of Managers of Neff Rental.  The Company, Neff Rental or Finance Corp., as applicable, will give the Representative written notice of each meeting of the relevant Board of Directors or Board of Managers at the same time and in the same manner as notice is given to the respective members of such Board of Directors or Board of Managers.  The Representative will be provided with all written materials and other information (including, without limitation, copies of minutes of meetings) given to members of the relevant Board of Directors or Board of Managers in connection with such meetings at the same time such materials and information are given to the respective members of such Board of Directors or Board of Managers.  If any of the Company, Finance Corp. or Neff Rental proposes to take any action by written consent in lieu of a meeting of the relevant Board of Directors or Board of Managers, the Company, Neff Rental or Finance Corp., as applicable, will give written notice thereof to the Representative promptly following the effective date of such consent describing in reasonable detail the nature and substance of such action.

2.             TCW MP III and TCW MP III Netherlands shall each have the right to consult with and advise the senior executive management team of the Company and its subsidiaries, upon reasonable notice at reasonable times from time to time, on all matters relating to the operation of the Company and the subsidiaries.

3.             Upon reasonable request by either TCW MP III or TCW MP III Netherlands, a representative of TCW MP III or TCW MP III Netherlands, as the case may be, is entitled to inspect the books and records of the Company, Neff Rental and Finance Corp. and the facilities of the Company, Neff Rental and Finance Corp., and to request and receive management accounts of the Company, Neff Rental and Finance Corp., including a balance sheet and profit and loss account, and other reasonable information regarding the Company’s, Neff Rental’s and Finance Corp.’s financial condition and operations.

4.             The Company shall furnish to each of TCW MP III and TCW MP III Netherlands the financial information described in the last sentence and in clause (A) of the first sentence of Section 12(c)(i) of the Stockholders Agreement, as in effect on the date hereof.

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5.             All rights conferred on TCW MP III and TCW MP III Netherlands pursuant to this letter may be transferred or assigned to any affiliate of TCW MP III or TCW MP III Netherlands, provided that the Company, Neff Rental and Finance Corp. are given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of such transferee or assignee and identifying the specific rights being transferred or assigned, and, provided further, that such transferee or assignee either (x) assumes the obligations of TCW MP III or TCW MP III Netherlands, respectively, under the Stockholders Agreement and agrees to be bound thereby or (y) is a holder of the Notes.

TCW MP III and TCW MP III Netherlands agree that they will hold in confidence pursuant to the terms of Section 11 of the Purchase Agreement any confidential information obtained by them pursuant to the rights granted under this letter and will require that their representatives agree to do the same.

The contractual rights confirmed by this letter will terminate and be of no further force or effect as of the date that TCW MP III and TCW MP III Netherlands, together with their affiliates, ceases to beneficially own in the aggregate at least $10.0 million of the Notes.  However, the confidentiality obligations of TCW MP III and TCW MP III Netherlands and their representatives under this letter will survive for a period of three years following the termination of TCW MP III’s and TCW MP III Netherlands’ management rights set forth herein.

This letter agreement supersedes and replaces in its entirety that certain letter agreement regarding management rights among TCW MP III, TCW MP III Netherlands and the Company, dated June 3, 2005.

[signature page follows]

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This letter shall be construed and enforced in accordance with the laws of the State of New York.

On behalf of the Company, Neff Rental and Finance Corp., please indicate your agreement to the terms set forth in this letter by executing and returning the duplicate copy of the letter.

Sincerely,

TCW/CRESCENT MEZZANINE PARTNERS III, L.P.

By:	TCW/Crescent Mezzanine Management III, L.L.C., its Investment Manager

By:	TCW Asset Management Company, its Sub- Advisor

By:
Name:
Title:

TCW/ CRESCENT MEZZANINE PARTNERS III NETHERLANDS, L.P.

By:	TCW/Crescent Mezzanine Management III, L.L.C., its Investment Manager

By:	TCW Asset Management Company, its Sub- Advisor

By:
Name:
Title:

Accepted and Agreed this 8th day of
July, 2005

NEFF CORP.

By:
Name:
Title:

NEFF RENTAL LLC

By:
Name:
Title:

NEFF FINANCE CORP.

By:
Name:
Title:

June 3, 2005

Neff Corp.

3750 N.W. 87th Avenue

Suite 400

Miami, Florida 33178

Attention: Mark H. Irion

Re:          Management Rights

Dear Mr. Irion:

TCW/Crescent Mezzanine Partners III, L.P. (“TCW MP III”) and TCW/Crescent Mezzanine Partners III Netherlands (“TCW MP III Netherlands”) (i) own shares of Common Stock, par value $0.01 per share, of Neff Corp., a Delaware corporation (the “Company”), subject to the terms and conditions of the Stockholders Agreement dated as of June 3, 2005 (the “Stockholders Agreement”) by and among the Company, TCW MP III, TCW MP III Netherlands, Iron Merger Partnership, New York Life Capital Partners II, L.P., DLJ Investment Partners II, L.P. and certain affiliated investors and (ii) are holders of the 13% Senior Subordinated Notes due June 3, 2013 (the “Notes”) of the Company.

In addition to the warranties and covenants contained in the Stockholders Agreement and in the Purchase Agreement among the Company, the guarantors named therein and the purchasers named therein dated as of June 3, 2005 (the “Purchase Agreement”), TCW MP III, TCW MP III Netherlands and the Company confirm that each of TCW MP III and TCW MP III Netherlands have the following contractual management rights with respect to the Company.

1.             TCW MP III and TCW MP III Netherlands shall each have the right to appoint one representative to attend and fully participate in each meeting of the Board of Directors of the Company as a non-voting observer; provided, however, that both TCW MP III and TCW MP III Netherlands agrees to appoint one individual to act as joint representative (the “Representative”) for both TCW MP III and TCW MP III Netherlands and that the Representative may be excluded from any meeting or portion thereof if the Company reasonably believes, upon advice of counsel, that such exclusion is reasonably necessary to preserve the attorney-client privilege, to protect highly confidential proprietary information, or in the event the Board of Directors intends to discuss or vote upon any matter in which TCW MP III and TCW MP III Netherlands have a material business or financial interest (other than by reason of interest as a holder of securities of the Company); provided, further, that under no circumstances shall more than one person act as Representative and attend meetings of the Board of Directors of the Company. The Company will give the Representative written notice of each meeting of the Board of Directors of the Company at the same time and in the same manner as notice is given to the members of the Board of Directors of the Company. The Representative will be provided with all written materials and other information (including, without limitation, copies of minutes of meetings) given to members of the Board of Directors of the Company in connection with such meetings at the same time such materials and information are given to such members of the Board of Directors. If the Company proposes to take any action by written consent in lieu of a meeting of the Board of Directors of the Company, the Company will give written notice thereof to the Representative promptly following the effective date of such consent describing in reasonable detail the nature and substance of such action.

2.             TCW MP III and TCW MP III Netherlands shall each have the right to consult with and advise the senior executive management team of the Company and its subsidiaries, upon reasonable notice at reasonable times from time to time, on all matters relating to the operation of the Company and the subsidiaries.

3.             Upon reasonable request by either TCW MP III or TCW MP III Netherlands, a representative of TCW MP III or TCW MP III Netherlands, as the case may be, is entitled to inspect the books and records of the Company and the facilities of the Company, and to request and receive management accounts of the Company, including a balance sheet and profit and loss account, and other reasonable information regarding the Company’s financial condition and operations.

4.             The Company shall furnish to each of TCW MP III and TCW MP III Netherlands the financial information described in the last sentence and in clause (A) of the first sentence of Section 12(c)(i) of the Stockholders Agreement, as in effect on the date hereof.

5.             All rights conferred on TCW MP III and TCW MP III Netherlands pursuant to this letter may be transferred or assigned to any affiliate of TCW MP III or TCW MP III Netherlands, provided that the Company is given written notice at the time of or within a reasonable time after said transfer or assignment, stating the name and address of such transferee or assignee and identifying the specific rights being transferred or assigned, and, provided further, that such transferee or assignee either (x) assumes the obligations of TCW MP III or TCW MP III Netherlands, respectively, under the Stockholders Agreement and agrees to be bound thereby or (y) is a holder of the Notes.

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TCW MP III and TCW MP III Netherlands agree that they will hold in confidence pursuant to the terms of Section 11 of the Purchase Agreement any confidential information obtained by them pursuant to the rights granted under this letter and will require that their representatives agree to do the same.

The contractual rights confirmed by this letter will terminate and be of no further force or effect as of the date that TCW MP III and TCW MP III Netherlands, together with their affiliates, ceases to beneficially own in the aggregate at least $10.0 million of the Notes. However, the confidentiality obligations of TCW MP III and TCW MP III Netherlands and their representatives under this letter will survive for a period of three years following the termination of TCW MP III’s and TCW MP III Netherlands’ management rights set forth herein.

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This letter shall be construed and enforced in accordance with the laws of the State of New York

On behalf of the Company, please indicate your agreement to the terms set forth in this letter by executing and returning the duplicate copy of the letter.

Sincerely,

TCW/CRESCENT MEZZANINE PARTNERS III, L.P.

	By:	TCW/Crescent Mezzanine Management III, L.L.C., its Investment Manager

	By:	TCW Asset Management Company, its Sub- Advisor

	By:	/s/ Jean-Marc Chapus
		Name:	Jean-Marc Chapus
		Title:	President

Accepted and Agreed this 3rd day of
June, 2005

NEFF CORP.

By:
Name:
Title:

Mezzanine Partners III VCOC Letter

This letter shall be construed and enforced in accordance with the laws of the State of New York.

On behalf of the Company, please indicate your agreement to the terms set forth in this letter by executing and returning the duplicate copy of the letter.

Sincerely,

TCW/CRESCENT MEZZANINE PARTNERS III, L.P.

			By:	TCW/Crescent Mezzanine Management III, L.L.C., its Investment Manager

			By:	TCW Asset Management Company, its Sub- Advisor

By:
Name:
Title:

Accepted and Agreed this 3rd day of
June 2005

NEFF CORP.

By:	/s/ Mark Irion
	Name:	Mark Irion
	Title:	Secretary

Mezzanine Partners III VCOC Letter

This letter shall be construed and enforced in accordance with the laws of the State of New York.

On behalf of the Company, please indicate your agreement to the terms set forth in this letter by executing and returning the duplicate copy of the letter.

Sincerely,

TCW/CRESCENT MEZZANINE PARTNERS III NETHERLANDS, L.P.

	By:	TCW/Crescent Mezzanine Management III, L.L.C., its Investment Manager

	By:	TCW Asset Management Company, its Sub- Advisor

	By:	/s/ Jean-Marc Chapus
		Name:	Jean-Marc Chapus
		Title:	President

Accepted and Agreed this 3rd day of
June, 2005

NEFF CORP.

By:
Name:
Title:

Mezzanine Partners III Netherlands VCOC Letter

This letter shall be construed and enforced in accordance with the laws of the State of New York.

On behalf of the Company, please indicate your agreement to the terms set forth in this letter by executing and returning the duplicate copy of the letter.

Sincerely,

TCW/CRESCENT MEZZANINE PARTNERS III NETHERLANDS, L.P.

			By:	TCW/Crescent Mezzanine Management III, L.L.C., its Investment Manager

			By:	TCW Asset Management Company, its Sub- Advisor

By:
Name:
Title:

Accepted and Agreed this 3rd day of
June, 2005

NEFF CORP.

By:	/s/ Mark Irion
	Name:	Mark Irion
	Title:	Secretary

Mezzanine Partners II Netherlands VCOC Letter